UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2023

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street

Suite 300

Philadelphia, PA 19106

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 8, 2023, the Board of Directors of Five Below, Inc. (the “Company”) approved the promotion of Kenneth R. Bull to the role of Chief Operating Officer, effective March 13, 2023. Mr. Bull will continue to serve as the Company’s Chief Financial Officer and Treasurer, as well as the Company’s principal accounting officer, until such time as his successor or successors in those roles is or are hired by the Company.

In connection with Mr. Bull’s promotion, Mr. Bull’s employment letter with the Company dated April 16, 2012 was amended to reflect Mr. Bull’s new title of Chief Operating Officer and to increase his annual base salary to $750,000. This summary of the amendment to Mr. Bull’s employment letter is qualified in its entirety by the full text of the amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated in this Item 5.02 by reference.

Additionally, in connection with Mr. Bull’s promotion, the Compensation Committee of the Board of Directors of the Company approved (i) a target annual bonus opportunity for Mr. Bull for fiscal year 2023 equal to 100% of his base salary, and (ii) a long-term incentive award to Mr. Bull comprised of 3,112 time-based restricted stock units and 9,336 performance based-restricted stock units at target.

Biographical and other information required by Items 401 and 404 of Regulation S-K related to Mr. Bull as well as a description of any material arrangements Mr. Bull has with the Company (other than as may be modified as described in this report) is incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022 filed with the Securities and Exchange Commission on March 30, 2022.

Item 8.01	Other Events.

On March 13, 2023, the Company issued a press release announcing Mr. Bull’s promotion. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment dated March 13, 2023 to Employment Letter Agreement dated April 16, 2012 by and between Kenneth R. Bull and Five Below, Inc.

99.1	Press Release dated March 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2023	Five Below, Inc.

	By:	/s/ Ronald J. Masciantonio
	Name:	Ronald J. Masciantonio
	Title:	Senior Vice President and General Counsel